                             Kemper Blue Chip Fund

                         ANNUAL REPORT TO SHAREHOLDERS
                      FOR THE YEAR ENDED OCTOBER 31, 1995

                    SEEKING GROWTH OF CAPITAL AND OF INCOME


            "...Knowing which stocks to hold made the difference..."





[KEMPER MUTUAL FUND LOGO]

Table of
Contents

3
General
Economic Overview
5
Performance Update
8
Terms to Know
10
Industry Sectors
11
Largest Holdings
12
Portfolio of
Investments
15
Report of
Independent Auditors
16
Financial Statements
18
Notes to
Financial Statements
22
Financial Highlights


At A Glance

Kemper Blue Chip Fund total returns for the year ended October 31, 1995 (unadjusted for any sales charge):

         [BAR GRAPH]



CLASS A                   22.74%
CLASS B                   21.76%
CLASS C                   22.04%
LIPPER GROWTH
& INCOME FUNDS
CATEGORY AVERAGE*         20.23%


Returns are historical and do not represent future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

NET ASSET VALUE

                                      AS OF         AS OF
                                    10/31/95      10/31/94
                                   ----------    ----------
KEMPER BLUE CHIP FUND CLASS A        $14.87        $12.33
KEMPER BLUE CHIP FUND CLASS B        $14.82        $12.29
KEMPER BLUE CHIP FUND CLASS C        $14.88        $12.32


KEMPER BLUE CHIP FUND
LIPPER RANKINGS
COMPARED TO ALL OTHER FUNDS IN THE LIPPER
GROWTH & INCOME FUNDS CATEGORY*



                 CLASS A            CLASS B       CLASS C
               -------------      -------------  -------------
1-YEAR           # 110 OF           # 147 OF      # 138 OF
                 408 FUNDS          408 FUNDS     408 FUNDS
5-YEAR           # 157 OF
                 187 FUNDS             N/A           N/A


*Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable. Returns and rankings are historical and do not reflect future performance.

DIVIDEND REVIEW
DURING THE FISCAL YEAR, KEMPER BLUE CHIP FUND PAID THE FOLLOWING DIVIDENDS:


                             CLASS A       CLASS B    CLASS C
                            ----------    ---------  ---------
INCOME DIVIDEND:             $0.200        $0.099     $0.108
LONG-TERM
CAPITAL GAIN:                $0.02         $0.02      $0.02



About Your Report

SHAREHOLDER REPORTS REVISED

Your fund's annual report is one of your best sources for tracking the progress of your investment. This report includes several changes that have been made in an effort to provide additional information to you as well as explain significant changes to the fund over the last fiscal year. In addition, the performance update includes commentary from your fund's portfolio manager or management team on what might be expected in the coming months.

   Specifically, your report now includes:
-    Terms you need to know related to your fund
-    A look at your fund's sector weightings and how they have changed
-    A comparison of your fund and its benchmark sector weightings
-    Your fund's largest individual holdings
     If you have any comments about
     the revised,  format please write to:
     Kemper Mutual Funds
     Shareholder Communications
     120 South LaSalle Street
     Chicago, IL 60603

General Economic Overview

[PHOTO OF STEPHEN B. TIMBERS]

STEPHEN B. TIMBERS IS CHIEF EXECUTIVE AND CHIEF INVESTMENT OFFICER OF KEMPER FINANCIAL SERVICES, INC. (KFS). KFS AND ITS AFFILIATES MANAGE APPROXIMATELY $63 BILLION IN ASSETS, INCLUDING $44 BILLION IN RETAIL MUTUAL FUNDS. TIMBERS IS A GRADUATE OF YALE UNIVERSITY AND HOLDS AN M.B.A. FROM HARVARD UNIVERSITY.


DEAR SHAREHOLDER,

Investors enjoyed generally positive performance in both the fixed income and stock markets in 1995. The returns of most leading securities markets worldwide are significantly higher than they were in 1994.
    We have an excellent environment for financial assets. After several quarters of robust growth, the United States economy seems to be growing at a pace that investors find comfortable. Contrary to isolated reports that caused some observers to become concerned, we believe the economy is in no jeopardy of recession. Its health was confirmed with the news that the economy grew (as measured by real gross domestic product [GDP]) at an annual rate of 4.2% in the third quarter. This follows much lower growth in the first two quarters, as the economy was adjusting to the Federal Reserve Board's series of interest rate increases. The slowdown, in fact, was acknowledged by the Fed when it eased short-term rates by a small but symbolic 25 basis points in July. Now we know that the economy was rebounding from July through September.
    Growth without a corresponding increase in inflation is very encouraging. Although we are well along in the economic cycle and at a point when prices often start hiking up, inflationary pressures have actually been reduced somewhat.
    It is likely that the Fed will reduce rates again, possibly as early as December 19. An additional rate cut would provide stimulation for the economy and acknowledge the serious discussion -- if not resolution -- on reducing the federal budget deficit. Even with a rate cut, our forecast calls for lower growth ranging between 2% to 3% for the next few quarters, with the momentum likely to come from exports and nonresidential construction.

MARKET OUTLOOK
Slow growth and low inflation is the optimal combination for investors in the fixed income markets, and we expect them to continue to perform well.
    We believe that the opportunities for common stock investors will be increasingly concentrated in higher quality investments. After hitting new highs and showing considerable strength for most of the year, the stock market has shown some vulnerability and then gone on to set records. However, it's inevitable -- the current bull market will come to an end some day. In fact, some sectors may be overextended today.
    As we view the new year, companies cannot necessarily count on the economy to provide above-average earnings support. Rather, stocks that have proven themselves with a pattern of consistent earnings are likely to attract investor support. Specifically, sectors that produce more consistent earnings, such as health care, consumer nondurables, selected technology and selected capital goods can be expected to do well. Picking the right sectors to invest in will be the key challenge for equity investors during the next few quarters.
    International investing continues to be quite complex. After sinking to its post-World War II low in April, the value of the U.S. dollar has gained strength against most foreign currencies. While a stronger dollar favors the U.S. economy because it reduces the cost of American imports and attracts foreign capital, a strong dollar in relation to a local currency has the effect of devaluing a foreign investment. The value of the dollar and the attractiveness of U.S. investments to foreign investors will be key factors in the next few months.

General Economic Overview

Economic Guideposts

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.
        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                                 Now (11/30/95)   6 months ago     1 year ago       2 years ago
10-YEAR TREASURY RATE (1)             5.93           6.17             7.81              5.77
PRIME RATE (2)                        8.75           9.00             8.50              6.00
INFLATION RATE (3)                    2.74           3.18             2.60              2.74
THE U.S. DOLLAR (4)                  -1.57         - 9.31            -4.52              1.71
CAPITAL GOODS ORDERS (5) (*)          7.60          17.84            13.53             23.75
INDUSTRIAL PRODUCTION (6)             2.20           3.31             6.58              2.98
EMPLOYMENT GROWTH (7)                 1.50           2.29             3.15              2.58


(1) Falling interest rates in recent years have been a big plus for financial assets.
(2)  The interest rate that commercial lenders charge their best borrowers.
(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6%. The low, moderate inflation of the last few years has meant high real returns.
(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.
(5)  These influence corporate profits and equity performance.
(6)  An influence on corporate profits and equity performance.
(7)  An influence on family income and retail sales.

*Data as of October 31, 1995

Source: Economics Department, Kemper Financial Services, Inc.

     We are in the midst of a global recovery, and the same fundamentals that have driven markets higher in the U.S. can be found in many foreign countries currently. However, leading international economies continue to lag the U.S. Japan and Germany, whose economies typically follow U.S. growth, are not as robust as in past cycles. Moreover, conditions in emerging market countries underline the importance of careful research and experience in understanding how these markets work.
     Political leadership also has some bearing on the progress of the economy and the state of the financial markets. In the months preceding a presidential election year, it has been common for incumbents to attempt to stimulate growth. Given our Republican Congress and Democratic President, however, we do not consider this as likely this time.
     With the rest of the country, we are closely following political initiatives to produce a balanced federal budget. This is a political wild card, but we would expect both the stock and fixed-income markets to react with enthusiasm if progress can be made.
     With that as an economic backdrop, we encourage you to read the following detailed report of your fund, including a question- and-answer interview with your fund's portfolio manager. Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ Stephen B. Timbers
Stephen B. Timbers
CHIEF INVESTMENT AND EXECUTIVE OFFICER

December 12, 1995

Performance Update

EXCEPTIONAL STOCKS IN A BULL STOCK MARKET -- THAT'S WHAT PORTFOLIO MANAGER TRACY MCCORMICK CHESTER ATTRIBUTES KEMPER BLUE CHIP FUND'S 1995 PERFORMANCE TO.

                      [PHOTO OF TRACY MCCORMICK CHESTER]

TRACY MCCORMICK CHESTER JOINED KEMPER FINANCIAL SERVICES, INC. (KFS) IN 1994 AND IS NOW A FIRST VICE PRESIDENT OF KFS AND VICE PRESIDENT AND THE PORTFOLIO MANAGER OF KEMPER BLUE CHIP FUND. MS. MCCORMICK CHESTER RECEIVED BOTH HER B.A. AND M.B.A. DEGREES FROM MICHIGAN STATE UNIVERSITY.


Q. KEMPER BLUE CHIP FUND STAGED A TRUE COMEBACK DURING THIS FISCAL YEAR -- WHAT HAPPENED?

A. Several things went right during the year so let's look at them one by one. First, it was a very good year for corporate profitability, and the fund was invested in the industry sectors that performed best in our slow-growth, low inflation economy. Kemper's style of equity investing for Kemper Blue Chip Fund is to invest in growth stocks -- stocks of companies whose earnings are growing faster than the market average. As the growth of the economy slowed down, the market rotated away from companies whose earnings are cyclical and toward the steady, consistent earners. These are the kinds of companies that Kemper Blue Chip Fund invests in.
            In addition, during most of the year -- with the late spring and the late summer as the exception -- investors tended to favor large capitalization, blue chip companies, in particular.
            Finally, what specifically helped the fund was our stock selection. Knowing which stocks to hold made the difference and contributed to the fund's performance.

Q. THERE ARE MANY WAYS TO MEASURE PERFORMANCE -- HOW DO YOU RECOMMEND THAT SHAREHOLDERS EVALUATE THE PROGRESS THAT THE FUND MADE?

A. Total return -- which includes net investment income and any capital gain or loss from the portfolio's investments, assuming that dividends are reinvested -- is generally considered the most important measure, and each of the fund's three classes returned better than 21 percent for the year (see page 2). That's more than double the fund's median return of 10.32 percent over the seven full years since its inception (starting November 1 and ending on October 31 of each year).
            For help in putting these absolute returns in context, there are also several benchmarks to refer to. For example, our research this summer told us that shareholders place a high value on the fund's competitive ranking. Here, too, we made progress: In the last 12 months, the fund moved from the bottom quartile of comparable growth and income funds ranked by Lipper Analytical Services, Inc. to #110 of 408 funds -- near the top of the second quartile. That's over the one-year period ended October 31, 1995. (For the rankings over all time periods, please see page
     2).

Performance Update

     Another way to consider performance and the impact of individual decisions we've made is to compare the fund's performance to a broad market index. We track our progress against the progress of the Standard & Poor's 500, which is an unmanaged index of common stocks that's generally considered representative of the U.S. stock market. The Russell 1000 Growth index is an unmanaged index of common stocks of larger U.S. companies with the kind of growth stock orientation that more closely resembles the kinds of stocks that the fund invests in. A mutual fund whose composition is similar to the composition of its benchmark should presumably perform in line -- or beat -- the performance of the index.
     However, direct comparisons cannot be made between the fund and either index. There are differences in the composition of both -- for example, the utilities and energy sectors will always be better represented in the indices. And while both indices are reasonable proxies for the pursuit of capital growth through equity investments, remember that the objective of Kemper Blue Chip Fund includes the growth of income as well as of capital. (The graph on page 9 presents the performance of the fund compared to the Russell 1000 Growth Index, and you can find details on the composition of the fund and the index on page 10.)

Q. WHAT DOES THE BAR CHART COMPARING THE SECTOR-BY-SECTOR BREAKDOWN OF THE FUND AT THE END OF ITS 1995 FISCAL YEAR VERSUS AT THE END OF ITS 1994 FISCAL YEAR (SEE PAGE 10) TELL US?

A. You can tell a few things. First, we're holding fewer consumer nondurables -- stocks such as Coca-Cola, Newell, CPC and ConAgra have been eliminated. Because many of these companies tend to have a high component of international sales, this sector generally benefits from a weak dollar. Mid-year, it became apparent that the dollar had bottomed, which made us concerned about these companies' earnings comparisons going forward. In addition, valuations for many consumer nondurables -- particularly in health care -- were compelling in mid-1994. More than one year later, there are still attractively priced stocks, but overall valuation measures are not as attractive as they were. Finally, the stable earnings growth characteristics of this sector make it an area where investors move when they are nervous about the economy, as they were this summer.
            We believe that the economic slowdown in 1995 was an inventory correction. An inventory correction is a short-lived pause as opposed to a recession scenario that could continue for months or even years. As we move into 1996, investors will have more conviction about the more economically-sensitive sectors. As you can see from our sector breakdown, we are overweight -- in other words, have a greater exposure than the index -- in basic industries (primarily chemicals such as Monsanto and FMC). We're also favoring capital goods (Boeing and Fluor), which should benefit from a strengthening economy in 1996.

Q.   WHAT, SPECIFICALLY, DID YOU DO DURING THE YEAR TO ENHANCE PERFORMANCE?

A. We made some excellent individual investment decisions. As an investment manager, Kemper's strength is in evaluating a company's fundamentals (including its profitability, its cash flow, the strength of its financials and its earnings prospects). Our strong research capabilities identified some exceptional stocks in the last year.

Q.   SUCH AS?

A. Performance came from a broad range of stocks. The performance of the stock market this year was rotational, which is why you need a diversified portfolio.
            Everyone's list of top performers this year will have individual technology names. Ours were Adobe Systems, Informix, Hewlett Packard and Sun Microsystems. Our health care

Performance Update

     (predominantly pharmaceuticals such as Eli Lilly, SmithKline Beecham and Boston Scientific) and defensive stocks such as our regional bell operating companies (Southwestern Bell and Cincinnati Bell) performed when technology was weak. Strong consumer stocks included Procter & Gamble, Sara Lee and Pioneer Hi-Bred. We made some good moves in chemicals, as well. Monsanto, in particular, is an example of a chemical company whose years of investing in agricultural biotechnology look as if they're ready to pay off.

Q. YOU WERE NOT ENTHUSIASTIC ABOUT TECHNOLOGY STOCKS AT A TIME WHEN EVERYONE ELSE WAS HANGING ONTO THE BANDWAGON.

A. Yes, that's right. I can't deny that there's a lot of growth in the technology sector but when values get as extended as they were during the summer and fall, I felt I had to become more selective. I focus on several ratios -- stock price to sales, relative price to earnings and price/earnings to growth -- and the upside of many of these measures was fairly limited late in the summer.
            I was most concerned about the semiconductor stocks and the software companies. For example, Adobe, which was a software company that we singled out for its performance in the fund's semiannual report, was eliminated from the portfolio. Its valuations had just gotten extreme.
            At the highest point during the year, 24 percent of the fund was invested in technology stocks but then I became concerned about valuations. As you can see in the bar chart on page 10, we closed the year with technology stocks representing about 15 percent of our holdings. I've stuck with the companies that seemed to offer reasonable valuations and expectations -- companies like GM Electronic Data Systems, Intel and Automatic Data.

Q. TRACY, OCTOBER 31 MARKED YOUR 13TH MONTH AS MANAGER OF THE FUND. WHAT KINDS OF CHANGES HAVE YOU MADE AND WHAT'S BEEN THE EFFECT OF THOSE CHANGES?

A. I've made several adjustments to the portfolio, but I'll just highlight a few of the more significant.
     - As I mentioned in the fund's semiannual report, I've been working on doubling the average market capitalization of the companies we invest in to about $20 billion. This size is closer to the size of the companies that our peers invest in and to the companies represented in the Russell 1000 Growth Index. Holding fewer, larger companies has had the intended effect of reducing the volatility of the fund.
     - I restructured the fund's top 20 holdings. These stocks, which represent 35 percent of the portfolio, should be our hardest-working stocks with what we believe to be significant upside potential. The largest holding, Intel, is an example of a Top 20 that's earning its keep. It appreciates -- at one point during 1995, it had appreciated to the equivalent of 3.5 percent of the fund -- I trimmed it back when expectations became overblown on a good earnings release. I think expectations have since become more realistic and recently bought some back. (See page 11 for a list of the fund's top 20 holdings and the businesses they're in.)
     - I'm focusing more on stocks (B.F. Goodrich and Cincinnati Bell) as a source of dividend income. Although U.S. Treasuries are a ready source of income from which we can meet the dividend expectations of the fund, Treasuries' dividend-paying ability is dependent upon interest rates.
     When rates fall, I'd have to increase the amount that I invest in Treasuries just to be assured of paying a dividend. Treasuries also get left behind in a strong equity market. We've also purchased convertible preferred stock and bonds (Wendy's, Banc One, Thermo Electron and GM Electronic Data Systems), which also participate when the market climbs.
     - Because many of our holdings (PepsiCo, Philip Morris) provide multinational exposure, I've eliminated our foreign stocks. For the foreseeable future, I think the best opportunities for the fund are in the United States.

Q. SO MUCH WENT RIGHT DURING THE LAST FISCAL YEAR BUT SURELY THERE MUST HAVE BEEN SOME "MISSES."

A. Of course there were. Last December, I correctly predicted that interest rates would start to fall but I didn't do enough to exploit what I believed. I bought the stocks of some life insurers (American

Performance Update

     General and Providian) but I could have done more. Because of the merger and consolidation activity in the financial sector, I wish we'd had more financial stocks in the fund, especially during the summer.
            The second major miss was that I sold 3Com too early. You know, you can either sell too early or stay too long. I just really believe that you must be a disciplined seller. Otherwise, it's too easy to get caught up in a stock's momentum.

Q.   WAS THERE ANYTHING THIS PAST YEAR HAS TAUGHT YOU?

A. If anything, it's proved the importance of having the strength of my convictions. I do a lot of trading around the portfolio's core positions -- when a stock I like is temporarily down, that's when I'll act to add more and when it's high, that's when I'll reduce the position some. I am price-sensitive.
            On the subject of building conviction, I have to mention the quality of Kemper's primary research. We've purchased quite a few stocks whose prospects are excellent but yet to be discovered by Wall Street analysts. These would include B.F. Goodrich, Cincinnati Bell and GM-Hughes, all of which we like for the long term.

Q.   WHAT'S YOUR OUTLOOK FOR THE NEXT SEVERAL MONTHS?

A. We expect a continuation of the current environment if not a slight uptick. Some of our recent purchases (conglomerates such as AlliedSignal, Textron and GM-Hughes) assume a slight economic rebound. We've liked Boeing, which reflects our strong conviction that the aerospace cycle has turned.

Q.   GIVEN HOW THE FUND IS CURRENTLY POSITIONED, WHAT COULD BACKFIRE ON YOU?

A. Well, we're not expecting a recession so we wouldn't be ready for it. And if the economy started overheating, that would hurt, as well. But based on what I see right now, I don't consider either scenario likely.


Terms to Know

INDEX An unmanaged group of stocks that is considered representative of the stock or bond markets. An index does not take into account any fees or expenses related to the individual securities that it tracks. However, for performance comparisons, the index is adjusted to reflect reinvestment of dividends of the securities in the index.

MARKET CAPITALIZATION Capitalization is a measure of the size of a publicly traded company, as determined by multiplying the current price by the number of shares outstanding. The market value of a company has bearing on its perceived earnings potential and risk. Small cap companies (less than $1 billion) may present the potential for greater growth than larger, more established companies. On the other hand, the stock of small cap companies may be expected to be more volatile and therefore greater risk to capital.

SECTOR  A specific industry group.

TOTAL RETURN A fund's total return figure measures both the net investment income and any realized and unrealized appreciation or depreciation of the underlying investments in its portfolio for the period. Total return assumes the reinvestment of all dividends and it represents the aggregate percentage or dollar value change over the period.

Performance Update
--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS*
--------------------------------------------------------------------------------
For periods ended October 31, 1995 (adjusted for the applicable sales charge)

                                 [line graph]

                                                     LIFE OF
                                 1-YEAR   5-YEAR      CLASS
                                 ------   ------     -------
KEMPER BLUE CHIP FUND CLASS A    15.71%   12.35%       9.41%   (Since 11/23/87)
KEMPER BLUE CHIP FUND CLASS B    18.76%     N/A%      13.22%   (Since 5/31/94)
KEMPER BLUE CHIP FUND CLASS C    22.04%     N/A%      15.60%   (Since 5/31/94)

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper Blue Chip Fund Class A from 12/1/87 through 10/31/95
--------------------------------------------------------------------------------

                                 [line graph]

                                             12/1/87   12/31/89  12/31/91  12/31/93   10/31/95
                                             -------   --------  --------  --------   --------
KEMPER BLUE CHIP FUND CLASS A(1)             $10,000   $16,594   $20,954  $24,811     $32,445
RUSSELL 1000 GROWTH INDEX**                   10,000    16,945    24,930   26,267      35,940
WILSHIRE LARGE COMPANY GROWTH INDEX+          10,000    10,915    16,508   23,241      33,854
STANDARD & POOR'S 500 STOCK INDEX++           10,000    11,308    16,726   17,157      20,420

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper Blue Chip Fund Class B from 5/31/94 through 10/31/95
--------------------------------------------------------------------------------

                                 [line graph]

                                              5/31/94       12/31/94        10/31/95
                                              -------       --------        --------
KEMPER BLUE CHIP FUND CLASS B(1)              $10,000        $10,284         $ 13,269
RUSSELL 1000 GROWTH INDEX**                    10,000         10,492           13,941
WILSHIRE LARGE COMPANY GROWTH INDEX+           10,000         10,529           13,825
STANDARD & POOR'S 500 STOCK INDEX++            10,000          9,809           11,927

--------------------------------------------------------------------------------
Growth of an assumed $10,000 investment in
Kemper Blue Chip Fund Class C from 5/31/94 through 10/31/95
--------------------------------------------------------------------------------

                                 [line graph]

                                              5/31/94       12/31/94        10/31/95
                                              -------       --------        --------
KEMPER BLUE CHIP FUND CLASS C(1)             $10,000        $10,284         $13,269
RUSSELL 1000 GROWTH INDEX**                   10,000         10,492          13,941
WILSHIRE LARGE COMPANY GROWTH INDEX+          10,000         10,529          13,825
STANDARD & POOR'S 500 STOCK INDEX++           10,000          9,838          12,286

Past performance is not predictive of future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Average annual total return measures net investment income and capital gain or loss from portfolio investments, assuming reinvestment of all dividends and for Class A Shares adjustment for the maximum sales charge of 5.75% and for Class B Shares adjustment for the applicable contingent deferred sales charge of 3%. The maximum contingent deferred sales charge is 4%. There is no sales charge for Class C Shares. Average annual returns reflect annualized change. During the periods noted, securities prices fluctuated. For additional information, see the Prospectus and Statement of Additional Information and the Financial Highlights at the end of this report.

1 Performance includes reinvestment of dividends and adjustment for the maximum sales charge for A Shares and the contingent deferred sales charge in effect at the end of the period for B Shares. In comparing the Kemper Blue Chip Fund to the two indices, you should also note that the fund's performance reflects the maximum sales charge, while no such charges are reflected in the performance of the indices.

Beginning with the next annual report, we will stop showing the Wilshire Large Company Growth Index and will show the Russell 1000 Growth Index, a more readily available index.

** The Russell 1000 Growth Index is an unmanaged index comprised of common stocks of larger U.S. companies with greater than average growth orientation and represents the universe of stocks from which "earnings/growth" money managers typically select. Source is Lipper Analytical Services, Inc.

+ The Wilshire Large Company Growth Index is an unmanaged index, which generally represents the market for stocks of larger companies (selected on the basis of sales growth, return on equity, and dividend payout). Source is Wilshire Associates Incorporated.

++ The Standard & Poor's 500 Stock Index is an unmanaged index generally representative of the U.S. stock market. Source is Towers Data Systems.

Industry Sectors

A YEAR-TO-YEAR COMPARISON
DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON OCTOBER 31, 1995, AND ON OCTOBER 31, 1994.



                            KEMPER BLUE CHIP            KEMPER BLUE CHIP
                           FUND AS OF 10/31/95         FUND AS OF 10/31/94
BASIC INDUSTRIES                   5.9%                        5.2%
CAPITAL GOODS                     21.0%                        8.3%
TECHNOLOGY                        15.3%                       20.9%
CONSUMER DURABLES                  0.0%                        1.2%
CONSUMER NONDURABLES              27.1%                       28.6%
HEALTH CARE                       16.6%                       15.5%
FINANCE                            7.6%                       10.7%
TRANSPORTATION                     1.6%                        2.5%
ENERGY                             4.9%                        5.0%
UTILITIES                          0.0%                        1.7%
OTHER                              0.0%                        0.4%


A COMPARISON WITH THE RUSSELL 1000 GROWTH INDEX
DATA SHOWS THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF THE KEMPER BLUE CHIP FUND REPRESENTED ON OCTOBER 31, 1995, COMPARED TO THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE RUSSELL 1000 GROWTH INDEX.


                                                          RUSSELL 1000
                            KEMPER BLUE CHIP              GROWTH INDEX
                           FUND AS OF 10/31/95           AS OF 10/31/95
BASIC INDUSTRIES                   5.9%                        4.3%
CAPITAL GOODS                     21.0%                       10.2%
TECHNOLOGY                        15.3%                       22.1%
CONSUMER DURABLES                  0.0%                        0.8%
CONSUMER NONDURABLES              27.1%                       34.0%
HEALTH CARE                       16.6%                       15.4%
FINANCE                            7.6%                        6.0%
TRANSPORTATION                     1.6%                        0.3%
ENERGY                             4.9%                        2.0%
UTILITIES                          0.0%                        4.3%
OTHER                              0.0%                        0.6%

Largest Holdings

THE FUND'S 20 LARGEST HOLDINGS
REPRESENTING 35% OF THE FUND'S TOTAL NET ASSETS ON OCTOBER 31, 1995

     Holdings                                                                                        Percent
1.   Intel                       Dominant producer of microprocessor chips                             2.6%
2.   General Electric            Consumer/industrial products, broadcasting                            2.0%
3.   Compaq Computer             Dominant manufacturer of personal computers                           1.9%
4.   Emerson Electric            Diversified manufacturer of electrical equipment                      1.9%
5.   AT&T                        Telecommunications equipment and long-distance service
                                 provider                                                              1.9%
6.   Walt Disney                 Amusement parks, film, TV                                             1.8%
7.   Monsanto                    Agricultural chemicals, food additives,
                                 Searle Pharmaceuticals                                                1.8%
8.   Mobil                       International oil/gas exploration, development                        1.8%
9.   GM Hughes                   Defense electronics, satellite communications, direct
                                 broadcast provider                                                    1.7%
10.  May Department Stores       Department store chain                                                1.7%
11.  PepsiCo                     Soft drink, snack food, food services                                 1.7%
12.  Xerox Corp.                 Document and image processing                                         1.7%
13.  Philip Morris               Cigarettes, food products, brewing                                    1.7%
14.  GM Electronic               Computer service, major outsourcing contractor
     Data Systems                                                                                      1.6%
15.  SmithKline Beecham          Ethical drugs, health care products                                   1.5%
16.  B.F. Goodrich               Aerospace provider (brakes), specialty chemicals                      1.5%
17.  Air Touch Communications    Wireless telecommunication services                                   1.5%
18.  Baxter International        Hospital supply and medical technology                                1.5%
19.  Cincinnati Bell             Regional telephone, cellular billing services, direct marketing
                                 services                                                              1.5%
20.  Sun Microsystems            Networked workstations, major Internet provider                       1.4%

KEMPER BLUE CHIP FUND

Portfolio of Investments at October 31, 1995
(Dollars in thousands)

------------------------------------------------------------------------------------------------------------
                                 PRINCIPAL AMOUNT                                                 VALUE
U.S. TREASURY NOTES--6.0%
                                 9.375%, 1996
                                 (Cost: $10,825)                                    $10,000    $ 10,167
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                 NUMBER OF SHARES                                                 VALUE
COMMON STOCKS
----------------------------------------------------------------------------------------------------------
CHEMICALS--4.7%
                               Air Products & Chemicals                            31,600       1,631
                               E.I. DuPont de Nemours & Co.                        15,000         936
                               (a)FMC Corp.                                        20,000       1,432
                               Monsanto Co.                                        29,200       3,059
                               Praxair, Inc.                                       28,500         770
                               ---------------------------------------------------------------------------
                                                                                                7,828
----------------------------------------------------------------------------------------------------------
COMMUNICATIONS
AND MEDIA--6.9%
                               (a)AirTouch Communications                          90,000       2,565
                               AT&T                                                49,000       3,136
                               Cincinnati Bell                                     84,300       2,476
                               (a)Liberty Media Group, "A"                         65,000       1,601
                               SBC Communications, Inc.                            32,000       1,788
                               ---------------------------------------------------------------------------
                                                                                               11,566
----------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE
AND ELECTRONIC
COMPONENTS--13.7%
                               Automatic Data Processing                           30,000       2,145
                               (a)Bay Networks                                     12,000         795
                               (a)Cisco Systems, Inc.                              10,000         775
                               (a)Compaq Computer Corp.                            58,000       3,233
                               GM Electronic Data Systems, convertible
                                 preferred                                         40,000       2,680
                               Hewlett-Packard Co.                                 19,000       1,760
                               Intel Corp.                                         62,000       4,332
                               (a)LSI Logic Corp.                                  33,000       1,555
                               (a)Microsoft Corp.                                  17,000       1,700
                               (a)Silicon Graphics Inc.                            50,000       1,663
                               (a)Sun Microsystems                                 31,000       2,418
                               ---------------------------------------------------------------------------
                                                                                               23,056
----------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS AND
SERVICES--11.2%
                               Walt Disney Co.                                     54,000       3,112
                               Gillette Co.                                        36,000       1,741
                               McDonald's Corporation                              35,000       1,435
                               PepsiCo                                             53,000       2,796
                               Philip Morris Companies                             33,000       2,789
                               Pioneer Hi-Bred International                       40,000       1,985
                               Procter & Gamble Co.                                20,000       1,620
                               Sara Lee Corp.                                      61,000       1,792
                               Warnaco Group                                       70,000       1,628
                               ---------------------------------------------------------------------------
                                                                                               18,898
----------------------------------------------------------------------------------------------------------

                                                   Portfolio of Investments

(Dollars in thousands)
------------------------------------------------------------------------------------------------------------
                                 NUMBER OF SHARES                                                 VALUE
DRUGS AND HEALTH
CARE--13.1%
                               Abbott Laboratories                                 40,000    $  1,590
                               Baxter International                                65,000       2,511
                               Columbia/HCA Healthcare Corp.                       41,000       2,014
                               Guidant Corp.                                       41,063       1,314
                               Johnson & Johnson                                   25,000       2,038
                               Eli Lilly & Co.                                      7,234         699
                               Medtronic, Inc.                                     30,000       1,732
                               Merck & Co., Inc.                                   20,000       1,150
                               Pfizer Inc.                                         22,000       1,262
                               SmithKline Beecham PLC                              50,000       2,594
                               Stryker Corp.                                       20,000         903
                               Upjohn Company                                      45,000       2,284
                               U.S. Healthcare                                     50,000       1,925
                               ---------------------------------------------------------------------------
                                                                                               22,016
----------------------------------------------------------------------------------------------------------
ENERGY AND
TRANSPORTATION--5.2%
                               Enron Corp.                                         40,000       1,375
                               Mobil Corp.                                         30,000       3,022
                               Schlumberger Ltd.                                   34,000       2,116
                               Union Pacific Corp.                                 33,000       2,157
                               ---------------------------------------------------------------------------
                                                                                                8,670
----------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES AND
REAL ESTATE--7.3%
                               Banc One Corp., convertible preferred               36,000       2,174
                               Boatmen's Bancshares                                30,000       1,140
                               Dean Witter Discover                                48,000       2,388
                               Marsh & McLennan Companies                          20,000       1,638
                               MBIA Inc.                                           25,000       1,741
                               Merrill Lynch & Co.                                 20,000       1,110
                               J.P. Morgan & Company                               28,000       2,159
                               ---------------------------------------------------------------------------
                                                                                               12,350
----------------------------------------------------------------------------------------------------------
MANUFACTURING--16.6%
                               Allied-Signal                                       50,000       2,125
                               Armstrong World Industries                          20,000       1,187
                               Boeing Co.                                          33,000       2,166
                               Emerson Electric Co.                                45,000       3,206
                               Fluor Corp.                                         36,000       2,034
                               General Electric Co.                                52,000       3,289
                               GM Hughes Electronics Corp.                         70,000       2,940
                               B.F. Goodrich Co.                                   39,000       2,569
                               Goodyear Tire & Rubber Co.                          25,000         950
                               Leggett & Platt Incorporated                        60,000       1,440
                               Textron                                             35,000       2,406
                               Xerox Corporation                                   21,500       2,790
                               York International Corp.                            17,900         783
                               ---------------------------------------------------------------------------
                                                                                               27,885
----------------------------------------------------------------------------------------------------------
RETAILING--3.3%
                               (a)Federated Department Stores                      40,000       1,015
                               May Department Stores Co.                           74,000       2,904
                               (a)Office Depot                                     60,000       1,717
                               ---------------------------------------------------------------------------
                                                                                                5,636
                               ---------------------------------------------------------------------------
                               TOTAL COMMON STOCKS--82.0%
                               (Cost: $115,153)                                               137,905
                               ---------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

                                                   Portfolio of Investments

(Dollars in thousands)
------------------------------------------------------------------------------------------------------------
                                 PRINCIPAL AMOUNT                                                 VALUE
CONVERTIBLE CORPORATE OBLIGATIONS
------------------------------------------------------------------------------------------------------------
COMMUNICATIONS AND
MEDIA--1.0%
                                 Interpublic Group of Companies, 5.75%, 2002        $   800    $    700
                                 LDDS Metromedia Communications, 5.00%, 2001          1,000       1,015
                                 ---------------------------------------------------------------------------
                                                                                                  1,715
------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS AND
SERVICES--1.5%
                                 Federated Department Stores, 9.72%, 2004             1,000       1,000
                                 Genzyme Corp., 6.75%, 2001                             500         593
                                 Wendy's International, 7.00%, 2006                     500         820
                                 ---------------------------------------------------------------------------
                                                                                                  2,413
------------------------------------------------------------------------------------------------------------
MANUFACTURING--1.8%
                                 Magna International, 5.25%, 2005                     1,533       1,560
                                 Thermo Electron Corp., 5.00%, 2001                   1,000       1,510
                                 ---------------------------------------------------------------------------
                                                                                                  3,070
------------------------------------------------------------------------------------------------------------
TECHNOLOGY--2.0%
                                 First Financial Management Corporation, 5.00%,
                                   2001                                               1,000       1,536
                                 General Instruments Corp., 5.00%, 2000                 500         505
                                 SynOptics Communications, 5.25%, 2003                  500         560
                                 3Com Corporation, 10.25%, 2001                         500         790
                                 ---------------------------------------------------------------------------
                                                                                                  3,391
                                 ---------------------------------------------------------------------------
                                 TOTAL CONVERTIBLE CORPORATE OBLIGATIONS--6.3%
                                 (Cost: $9,872)                                                  10,589
                                 ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
MONEY MARKET
INSTRUMENTS--3.6%
                                 Yield--5.94%
                                 Due--November 1995
                                 Potomac Capital Investment Corporation
                                 (Cost: $5,995)                                       6,000       5,995
                                 ---------------------------------------------------------------------------
                                 TOTAL INVESTMENTS--97.9%
                                 (Cost: $141,845)                                               164,656
                                 ---------------------------------------------------------------------------
                                 OTHER ASSETS, LESS LIABILITIES--2.1%                             3,610
                                 ---------------------------------------------------------------------------
                                 NET ASSETS--100%                                              $168,266
                                 ---------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

(a) Non-income producing security.

Based on the cost of investments of $141,845,000 for federal income tax purposes at October 31, 1995, the aggregate gross unrealized appreciation was $24,663,000, the aggregate gross unrealized depreciation was $1,852,000 and the net unrealized appreciation on investments was $22,811,000.

See accompanying Notes to Financial Statements.

                                                   Portfolio of Investments

THE BOARD OF TRUSTEES AND SHAREHOLDERS

KEMPER BLUE CHIP FUND

  We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Kemper Blue Chip Fund as of October 31, 1995, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1991. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Kemper Blue Chip Fund at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1991, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Chicago, Illinois

December 15, 1995

                                             Report of Independent Auditors

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
(in thousands)

 ASSETS

Investments, at value
(Cost: $141,845)                                                                         $164,656
-------------------------------------------------------------------------------------------------
Receivable for:
  Fund shares sold                                                                            212
-------------------------------------------------------------------------------------------------
  Investments sold                                                                          6,747
-------------------------------------------------------------------------------------------------
  Dividends and interest                                                                      313
-------------------------------------------------------------------------------------------------
    TOTAL ASSETS                                                                          171,928
-------------------------------------------------------------------------------------------------

 LIABILITIES AND NET ASSETS

Cash overdraft                                                                                627
-------------------------------------------------------------------------------------------------
Payable for:
  Fund shares redeemed                                                                        202
-------------------------------------------------------------------------------------------------
  Investments purchased                                                                     2,591
-------------------------------------------------------------------------------------------------
  Management fee                                                                               81
-------------------------------------------------------------------------------------------------
  Distribution services fee                                                                     9
-------------------------------------------------------------------------------------------------
  Administrative services fee                                                                  34
-------------------------------------------------------------------------------------------------
  Custodian and transfer agent
  fees and related expenses                                                                   104
-------------------------------------------------------------------------------------------------
  Other                                                                                        14
-------------------------------------------------------------------------------------------------
    Total liabilities                                                                       3,662
-------------------------------------------------------------------------------------------------
NET ASSETS                                                                               $168,266
-------------------------------------------------------------------------------------------------

 ANALYSIS OF NET ASSETS

Paid-in capital                                                                          $130,375
-------------------------------------------------------------------------------------------------
Undistributed net realized gain on investments                                             13,818
-------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                 22,811
-------------------------------------------------------------------------------------------------
Undistributed net investment income                                                         1,262
-------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                                              $168,266
-------------------------------------------------------------------------------------------------

 THE PRICING OF SHARES

CLASS A SHARES
  Net asset value and redemption price per share
  ($153,392 / 10,318 shares outstanding)                                                   $14.87
-------------------------------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                                              $15.78
--------------------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($14,010 / 946 shares outstanding)                                                       $14.82
--------------------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price per share
  ($864 / 58 shares outstanding)                                                           $14.88
--------------------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

                                                       Financial Statements

STATEMENT OF OPERATIONS
Year ended October 31, 1995
(in thousands)

 NET INVESTMENT INCOME

  Dividends                                                                           $ 2,589
---------------------------------------------------------------------------------------------
  Interest                                                                              1,729
---------------------------------------------------------------------------------------------
    Total investment income                                                             4,318
---------------------------------------------------------------------------------------------
Expenses:
  Management fee                                                                          903
---------------------------------------------------------------------------------------------
  Distribution services fee                                                                64
---------------------------------------------------------------------------------------------
  Administrative services fee                                                             382
---------------------------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses                                  632
---------------------------------------------------------------------------------------------
  Professional fees                                                                        41
---------------------------------------------------------------------------------------------
  Reports to shareholders                                                                  54
---------------------------------------------------------------------------------------------
  Trustees' fees and other                                                                 16
---------------------------------------------------------------------------------------------
    Total expenses                                                                      2,092
---------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                   2,226
---------------------------------------------------------------------------------------------

 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS

  Net realized gain on sales of investments                                            13,899
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on investments                                 15,753
---------------------------------------------------------------------------------------------
Net gain on investments                                                                29,652
---------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                  $31,878
---------------------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

(in thousands)

                                                                     YEAR ENDED OCTOBER 31,
                                                                    1995                1994
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment income                                           $  2,226               2,565
----------------------------------------------------------------------------------------------
  Net realized gain                                                 13,899                 239
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation                             15,753             (9,930)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations     31,878             (7,126)
----------------------------------------------------------------------------------------------
Net equalization charges                                              (252)              (296)
----------------------------------------------------------------------------------------------
  Distribution from net investment income                           (2,340)            (2,582)
----------------------------------------------------------------------------------------------
  Distribution from net realized gain                                 (244)           (11,578)
----------------------------------------------------------------------------------------------
Total dividends to shareholders                                     (2,584)           (14,160)
----------------------------------------------------------------------------------------------
Net decrease from capital share transactions                       (13,948)           (21,573)
----------------------------------------------------------------------------------------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                             15,094            (43,155)
----------------------------------------------------------------------------------------------

 NET ASSETS

Beginning of year                                                  153,172             196,327
----------------------------------------------------------------------------------------------
END OF YEAR (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
$1,262 AND $1,629, RESPECTIVELY)                                  $168,266             153,172
---------------------------------------------------------------

See accompanying Notes to Financial Statements.

                                                       Financial Statements

--------------------------------------------------------------------------------
1    DESCRIPTION OF THE FUND Kemper Blue Chip Fund is an open-end management investment company organized as a business trust under the laws of Massachusetts. The Fund currently offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial or a contingent deferred sales charge but are subject to higher ongoing expenses than Class A shares and do not convert into another class. Class I shares (none sold through October 31, 1995) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Each share represents an identical interest in the investments of the Fund and has the same rights.

--------------------------------------------------------------------------------
2    SIGNIFICANT ACCOUNTING
     POLICIES INVESTMENT VALUATION. Investments are stated at value. Portfolio securities that are traded on a domestic securities exchange or securities listed on the NASDAQ National Market are valued at the last sale price on the exchange or market where primarily traded or listed or, if there is no recent sale, at the last current bid quotation. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Securities not so traded or listed are valued at the last current bid quotation if market quotations are available. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Equity options are valued at the last sale price unless the bid price is higher or the asked price is lower, in which event such bid or asked price is used. Financial futures and options thereon are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Forward foreign currency contracts are valued at the forward rates prevailing on the day of valuation. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the

                                              Notes to Financial Statements
                             close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies and therefore no federal income tax provision is required.

                             The Fund declares and pays dividends on a semiannual basis. Differences in dividends per share are due to different class expenses. Net realized capital gains, if any, will be distributed at least annually. Dividends payable to its shareholders are recorded by the Fund on the ex-dividend date.

                             Distributions are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------
3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Kemper Financial Services, Inc.
                             (KFS) and pays a management fee at an annual rate of .58% of the first $250 million of average daily net assets declining gradually to .42% of average daily net assets in excess of $12.5 billion. The
                             Fund incurred a management fee of $903,000 for the year ended October 31, 1995.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI). Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                                 COMMISSIONS
                                                                                                ALLOWED BY KDI
                                                                        COMMISSIONS     ------------------------------
                                                                      RETAINED BY KDI   TO ALL FIRMS    TO AFFILIATES
                                                                      ---------------   -------------   --------------
                                    Year ended October 31, 1995           $33,000          225,000          29,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B shares. Distribution fees and commissions paid in connection with the sale of Class B and Class C shares and the CDSC received in connection with the redemption of Class B shares are as follows:

                                                                                                COMMISSIONS AND
                                                                                               DISTRIBUTION FEES
                                                                     DISTRIBUTION FEES            PAID BY KDI
                                                                     AND CDSC RECEIVED   ------------------------------
                                                                          BY KDI         TO ALL FIRMS    TO AFFILIATES
                                                                     -----------------   -------------   --------------
                                    Year ended October 31, 1995           $93,000           188,000          25,000

                                              Notes to Financial Statements

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                                            ASF PAID BY KDI
                                                                   ASF PAID BY      --------------------------------
                                                                 THE FUND TO KDI     TO ALL FIRMS     TO AFFILIATES
                                                                 ----------------   --------------   ---------------
                                    Year ended October 31, 1995      $382,000           386,000           69,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Fund. For the year ended October 31, 1995, the transfer agent remitted shareholder services fees to KSvC of $557,000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of KFS. During the year ended October 31, 1995, the Fund made no payments to its officers and incurred trustees' fees of $12,000 to independent trustees.

--------------------------------------------------------------------------------
4    INVESTMENT
     TRANSACTIONS            For the year ended October 31, 1995, investment
                             transactions (excluding short term instruments) are as follows (in thousands):

                             Purchases                                  $170,786

                             Proceeds from sales                         190,626

                                              Notes to Financial Statements

--------------------------------------------------------------------------------
5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund (in thousands):

                                                                 1995    YEAR ENDED OCTOBER 31,   1994
                                                        ----------------------           -----------------------
                                                        SHARES         AMOUNT            SHARES         AMOUNT
                                    ----------------------------------------------------------------------------
                                     SHARES SOLD
                                     Class A              1,743       $ 23,136             3,132       $  39,066
                                    ----------------------------------------------------------------------------
                                     Class B              1,447         19,285               256           3,129
                                    ----------------------------------------------------------------------------
                                     Class C                102          1,283                14             177
                                    ----------------------------------------------------------------------------
                                    ----------------------------------------------------------------------------
                                     SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                     Class A                198          2,454             1,077          13,488
                                    ----------------------------------------------------------------------------
                                     Class B                  4             46                --              --
                                    ----------------------------------------------------------------------------
                                    ----------------------------------------------------------------------------
                                     SHARES REDEEMED
                                     Class A             (3,870)       (50,273)           (6,127)       (76,485)
                                    ----------------------------------------------------------------------------
                                     Class B               (672)        (9,197)              (72)          (888)
                                    ----------------------------------------------------------------------------
                                     Class C                (53)          (682)               (5)           (60)
                                    ----------------------------------------------------------------------------
                                    ----------------------------------------------------------------------------
                                     CONVERSION OF SHARES
                                     Class A                 16            212                 1              11
                                    ----------------------------------------------------------------------------
                                     Class B                (16)          (212)               (1)           (11)
                                    ----------------------------------------------------------------------------
                                     NET DECREASE FROM CAPITAL
                                     SHARE TRANSACTIONS               $(13,948)                        $(21,573)
                                    ----------------------------------------------------------------------------

                                              Notes to Financial Statements

                                                      CLASS A

                                                                YEAR ENDED OCTOBER 31,
                                                     1995      1994      1993      1992      1991
-------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year                  $12.33     13.88     12.72     13.24      9.65
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                .19       .19       .18       .18       .11
-------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss)             2.57      (.71)     1.13       .41      3.63
-------------------------------------------------------------------------------------------------------
Total from investment operations                      2.76      (.52)     1.31       .59      3.74
-------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income              .20       .19       .15       .14       .15
-------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                  .02       .84        --       .97        --
-------------------------------------------------------------------------------------------------------
Total dividends                                        .22      1.03       .15      1.11       .15
-------------------------------------------------------------------------------------------------------
Net asset value, end of year                        $14.87     12.33     13.88     12.72     13.24
-------------------------------------------------------------------------------------------------------
TOTAL RETURN                                         22.74%    (3.82)    10.35      4.76     39.19
----------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS
Expenses                                              1.30%     1.48      1.25      1.46      1.66
-------------------------------------------------------------------------------------------------------
Net investment income                                 1.47      1.50      1.28      1.63       .88
-------------------------------------------------------------------------------------------------------

                                         ----------------------     ---------------------------
                                                        CLASS B                    CLASS C

                                                        MAY 31,                    MAY 31,
                                                        1994 TO                    1994 TO
                                         YEAR ENDED      OCT.       YEAR ENDED      OCT.
                                          OCT. 31,        31,        OCT. 31,        31,
                                            1995         1994          1995         1994
---------------------------------------------------------------     ---------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period         $12.29       12.30          12.32       12.30
---------------------------------------------------------------     ---------------------------
Income from investment operations:
  Net investment income                         .09         .06            .07         .09
---------------------------------------------------------------     ---------------------------
  Net realized and unrealized gain (loss)       2.56       (.01)          2.62        (.01)
---------------------------------------------------------------     ---------------------------
Total from investment operations               2.65         .05           2.69         .08
---------------------------------------------------------------     ---------------------------
Less dividends:
  Distribution from net investment income        .10        .06            .11         .06
---------------------------------------------------------------     ---------------------------
  Distribution from net realized gain           .02          --            .02          --
---------------------------------------------------------------     ---------------------------
  Total dividends                               .12         .06            .13         .06
---------------------------------------------------------------     ---------------------------
Net asset value, end of period               $14.82       12.29          14.88       12.32
---------------------------------------------------------------     ---------------------------
TOTAL RETURN (NOT ANNUALIZED)                 21.76%        .42          22.04         .67
---------------------------------------------------------------     ---------------------------
 ANNUALIZED RATIOS TO AVERAGE NET ASSETS
Expenses                                       2.06%       2.43           2.01        2.33
---------------------------------------------------------------     ---------------------------
Net investment income                           .71         .33            .76         .43
---------------------------------------------------------------     ---------------------------

--------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES

                                                                  YEAR ENDED OCTOBER 31,
                                                   1995        1994        1993        1992        1991
--------------------------------------------------------------------------------------------------------------
Net assets at end of year (in thousands)         $168,266     153,172     196,327     182,553      61,146
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                               117%        131         222         178         162
--------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges.

                                                       Financial Highlights

Shareholders' Meeting

SPECIAL SHAREHOLDERS' MEETING

On September 19, 1995 a joint special shareholders' meeting was held. Kemper Blue Chip Fund shareholders were asked to vote on four separate issues: election of nine Trustees to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of a new investment management agreement with Kemper Financial Services, Inc. or its successor on the same terms as the current agreement and for Class B and Class C shareholders only, approval of a new 12b-1 distribution plan with Kemper Distributors, Inc. or its successor on the same terms as the current plan. We are pleased to report that all nominees were elected and all other items were approved. Following are the results for each issue:

- Election of Trustees

                          For              Withheld
David W. Belin            6,348,462        234,348
Lewis A. Burnham          6,348,462        234,348
Donald L. Dunaway         6,351,095        231,715
Robert B. Hoffman         6,351,095        231,715
Donald R. Jones           6,351,095        231,715
David B. Mathis           6,341,879        240,931
Shirley D. Peterson       6,345,829        236,981
William P. Sommers        6,342,537        240,273
Stephen B. Timbers        6,351,095        231,715

- Ratification of the selection of Ernst & Young LLP as independent auditors for the fund

     For            Against   Abstain
     6,288,643      90,943    203,224

-    Approval of new investment management agreement

     For            Against   Abstain
     6,164,397      124,310   294,103

-    Approval of new 12b-1 distribution plan

                    For       Against      Abstain
     Class B
     Shares         330,248   12,760       19,633
     Class C
     Shares          26,280      253        2,652

Trustees and Officers

TRUSTEES                        OFFICERS
STEPHEN B. TIMBERS              JOHN E. PETERS
President and Trustee           Vice President
DAVID W. BELIN                  TRACY M. CHESTER
Trustee                         Vice President
LEWIS A. BURNHAM                STEVEN H. REYNOLDS
Trustee                         Vice President
DONALD L. DUNAWAY               PHILIP J. COLLORA
Trustee                         Vice President
ROBERT B. HOFFMAN               and Secretary
Trustee                         CHARLES F. CUSTER
DONALD R. JONES                 Vice President and
Trustee                         Assistant Secretary
DAVID B. MATHIS                 JEROME L. DUFFY
Trustee                         Treasurer
SHIRLEY D. PETERSON             ELIZABETH C. WERTH
Trustee                         Assistant Secretary
WILLIAM P. SOMMERS
Trustee

---------------------------------------------------------------
LEGAL COUNSEL                 VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                              222 North LaSalle Street
                              Chicago, IL 60601

---------------------------------------------------------------
SHAREHOLDER SERVICE AGENT     KEMPER SERVICE COMPANY
                              P.O. Box 419557
                              Kansas City, MO 64141
                              1-800-621-1048

---------------------------------------------------------------
CUSTODIAN AND TRANSFER AGENT  INVESTORS FIDUCIARY TRUST COMPANY
                              127 West 10th Street
                              Kansas City, MO 64105

---------------------------------------------------------------
INDEPENDENT AUDITORS          ERNST & YOUNG LLP
                              233 South Wacker Drive
                              Chicago, IL 60606

---------------------------------------------------------------
INVESTMENT MANAGER            KEMPER FINANCIAL SERVICES, INC.


---------------------------------------------------------------
PRINCIPAL UNDERWRITER         KEMPER DISTRIBUTORS, INC.
                              120 South LaSalle Street
                              Chicago, IL 60603

[LOGO]
Printed on recycled paper.
This report is not to be distributed
unless preceded or accompanied by a                            [KEMPER LOGO]
Kemper Equity Funds prospectus.                                   1006800
KBCF - 2(12/95)                                               printed in U.S.A.